Exhibit 99.2

BRUNSWICK CORPORATION
Unaudited Pro Forma Condensed Combined Financial Information

On August 9, 2018, Brunswick Corporation (Brunswick or the Company) completed its acquisition (the Acquisition) of the Global Marine Business (the Global Marine Business) of Power Products Holdings, LLC (Power Products) for $910.0 million in cash, on a cash-free, debt-free basis, pursuant to the Agreement and Plan of Merger, dated June 28, 2018. Prior to the closing of the Acquisition, Power Products conducted a reorganization such that the Company only acquired the Global Marine Business. Power Products is a leading provider of electrical products to marine and other recreational and specialty vehicle markets.

Brunswick used a combination of 364-day, three-year and five-year term loans (the Term Loan Facilities), totaling $800.0 million, along with cash on hand, to finance the Acquisition. Brunswick expects to seek to refinance a portion of the short-term term loans with long-term debt.

The following Unaudited Pro Forma Condensed Combined Financial Information was prepared in accordance with Regulation S-X under the Securities Act using accounting policies in accordance with U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Unaudited Pro Forma Condensed Combined Financial Information (1) was prepared using the acquisition method of accounting in accordance with the business combination accounting guidance as provided in Accounting Standards Codification 805, Business Combinations, with Brunswick being the acquiring entity, (2) is based on the Company’s historical consolidated financial statements and Power Products’ historical consolidated financial statements prepared on a carve-out basis and (3) reflects estimates and assumptions deemed appropriate by Company management to give effect to the Acquisition and related borrowings under the Term Loan Facilities as if each had been completed effective June 30, 2018, with respect to the Unaudited Pro Forma Condensed Combined Balance Sheet, and as of January 1, 2017, with respect to the Unaudited Pro Forma Condensed Combined Statements of Operations.  In the opinion of the Company’s management, the Unaudited Pro Forma Condensed Combined Financial Information includes all material adjustments necessary to be in accordance with Article 11 of Regulation S-X under the Securities Act.

The Company’s historical financial statements have been adjusted in the Unaudited Pro Forma Condensed Combined Financial Information to give effect to pro forma events that are (1) directly attributable to the Acquisition, (2) factually supportable and (3) with respect to the Unaudited Pro Forma Condensed Combined Statements of Operations, expected to have a continuing impact on the combined results of the Company after the Acquisition. The purchase price allocation reflected in the following Unaudited Pro Forma Condensed Combined Financial Information is preliminary in nature as the final, actual purchase price and certain valuations have not been finalized. Accordingly, although these amounts represent Company management’s current best estimate of fair value, the final purchase price allocation may differ materially from the preliminary allocation utilized in the following Unaudited Pro Forma Condensed Combined Financial Information. The pro forma adjustments are described in the accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Information. In addition, as a result of Brunswick’s announcement on June 25, 2018 to end the sale process for its Sea Ray businesses, which had previously been reported in Brunswick’s 2017 Form 10-K as discontinued operations, the Unaudited Condensed Combined Statement of Operations for Brunswick’s year ended December 31, 2017 has been adjusted to report the Sea Ray businesses as continuing operations. See Note 2 – Discontinued Operations Reversal.

The Unaudited Pro Forma Condensed Combined Financial Information does not give effect to the potential impact of anticipated  revenue and operating synergies or cost savings that may result from the Acquisition or of any integration costs. In addition, the Unaudited Pro Forma Condensed Combined Financial Information does not give effect to the Company’s proposed spin-off of its Fitness business to its shareholders, announced by the Company on March 1, 2018.

The Unaudited Pro Forma Condensed Combined Financial Information should be read in conjunction with the:

•	Accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Information;

•
Separate historical financial statements of Brunswick included in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2017 and in the Company’s Quarterly Report on Form 10-Q as of and for the six months ended June 30, 2018; and

•	Separate historical financial statements of Power Products included within this Current Report on Form 8-K as Exhibit 99.1 as of and for the nine months ended May 31, 2018.

BRUNSWICK CORPORATION
Unaudited Pro Forma Condensed Combined Balance Sheet
(in millions)

	June 30, 2018

	Brunswick	Power Products After Reclassifications (Note 4)	Pro Forma Adjustments	Notes (Note 5)	Pro Forma Combined

Assets
Current assets
Cash and short-term investments in marketable securities	$446.1	$25.7	$(146.4)	(a)	$325.4
Accounts and notes receivable, net	578.1	37.0	(0.7)	(b)	614.4
Net inventories	815.3	51.6	9.2	(c)	876.1
Prepaid expenses and other	47.1	4.0	(3.1)	(d)	48.0
Current assets	1,886.6	118.3	(141.0)		1,863.9
Net property	716.1	11.6	—		727.7
Goodwill	424.0	158.2	191.4	(e)	773.6
Other intangibles, net	144.1	158.1	382.9	(f)	685.1
Other long-term assets	250.2	0.1	3.3	(g)	253.6
Total assets	$3,421.0	$446.3	$436.6		$4,303.9

Liabilities and shareholders’ equity
Current liabilities
Current maturities of long-term debt	$4.7	$4.5	$294.4	(h)	$303.6
Accounts payable	426.4	21.7	(0.7)	(b)	447.4
Accrued expenses	679.7	21.0	2.5	(i)	703.2
Current liabilities	1,110.8	47.2	296.2		1,454.2
Long-term debt	429.0	435.7	62.0	(h)	926.7
Other long-term liabilities	380.2	14.1	40.6	(g)	434.9
Shareholders’ equity	1,501.0	(50.7)	37.8	(j)	1,488.1
Total liabilities and shareholders’ equity	$3,421.0	$446.3	$436.6		$4,303.9

BRUNSWICK CORPORATION
Unaudited Pro Forma Condensed Combined Statement of Operations
(in millions, except per share data)

	Six Months Ended June 30, 2018

	Brunswick	Power Products	Pro Forma Adjustments	Notes (Note 5)	Pro Forma Combined
Net sales	$2,612.3	$126.7	$(8.7)	(k)	$2,730.3
Cost of sales	1,952.6	71.6	(8.7)	(k)	2,015.5
Selling, general and administrative expense	332.3	32.2	4.2	(l)	368.7
Research and development expense	77.0	3.9	—		80.9
Restructuring, exit, integration and impairment charges	38.6	—	—		38.6
Operating earnings (loss)	211.8	19.0 *	(4.2)		226.6 **
Equity earnings	2.4	—	—		2.4
Other expense, net	(2.5)	(0.2)	—		(2.7)
Earnings (loss) before interest and income taxes	211.7	18.8	(4.2)		226.3
Interest expense	(14.9)	(14.4)	4.6	(m)	(24.7)
Interest income	1.3	—	—		1.3
Earnings before income taxes	198.1	4.4	0.4		202.9
Income tax provision (benefit)	46.2	(1.6)	0.1	(n)	44.7
Net earnings	$151.9	$6.0	$0.3		$158.2

Earnings per common share:
Basic	$1.73				$1.80
Diluted	$1.72				$1.79

Weighted average shares used for computation of:
Basic earnings per common share	87.8				87.8
Diluted earnings per common share	88.5				88.5

*Includes depreciation and amortization expense of $10.5 million along with carve-out adjustments of $4.8 million for costs related to certain corporate and shared services functions that were not included in the Acquisition.

**Includes Power Products’ depreciation expense of $1.5 million, amortization expense of $14.3 million reflecting the application of purchase accounting along with carve-out adjustments of $4.8 million for costs related to certain corporate and shared services functions that were not included in the Acquisition.

BRUNSWICK CORPORATION
Unaudited Pro Forma Condensed Combined Statement of Operations
(in millions, except per share data)

	Twelve Months Ended December 31, 2017
	Brunswick 10-K As Reported	Discontinued Operations Reversal (Note 2)	Brunswick As Adjusted	Power Products	Pro Forma Adjustments	Notes (Note 5)	Pro Forma Combined
Net sales	$4,510.0	$325.9	$4,835.9	$229.0	$(16.0)	(o)	$5,048.9
Cost of sales	3,275.3	298.5	3,573.8	134.6	(16.0)	(o)	3,692.4
Selling, general and administrative expense	608.1	27.0	635.1	59.3	12.7	(p)	707.1
Research and development expense	138.5	7.9	146.4	7.5	—		153.9
Pension settlement charge	96.6	—	96.6	—	—		96.6
Restructuring, exit, integration and impairment charges	36.6	45.7	82.3	—	—		82.3
Operating earnings (loss)	354.9	(53.2)	301.7	27.6 *	(12.7)		316.6 **
Equity earnings	6.1	—	6.1	—	—		6.1
Other income (expense), net	6.1	(8.9)	(2.8)	0.8	—		(2.0)
Earnings (loss) before interest and income taxes	367.1	(62.1)	305.0	28.4	(12.7)		320.7
Interest expense	(26.4)	—	(26.4)	(27.2)	(3.6)	(q)	(57.2)
Interest income	2.6	—	2.6	—	—		2.6
Earnings (loss) before income taxes	343.3	(62.1)	281.2	1.2	(16.3)		266.1
Income tax provision (benefit)	156.0	(21.2)	134.8	(1.0)	(6.2)	(r)	127.6
Net earnings (loss) from continuing operations	$187.3	$(40.9)	$146.4	$2.2	$(10.1)		$138.5

Earnings per common share:
Basic	$2.10		$1.64				$1.55
Diluted	$2.08		$1.62				$1.54

Weighted average shares used for computation of:
Basic earnings per common share	89.4		89.4				89.4
Diluted earnings per common share	90.1		90.1				90.1

*Includes depreciation and amortization expense of $21.3 million along with carve-out adjustments of $10.8 million for costs related to certain corporate and shared services functions that were not included in the Acquisition.

**Includes Power Products’ depreciation expense of $3.3 million, amortization expense of $28.7 million reflecting the application of purchase accounting along with carve-out adjustments of $10.8 million for costs related to certain corporate and shared services functions that were not included in the Acquisition.

BRUNSWICK CORPORATION
Notes to The Unaudited Pro Forma Condensed Combined Financial Information

Note 1 – Description of Transaction and Basis of Presentation

The Unaudited Pro Forma Condensed Combined Financial Information was prepared in accordance with Regulation S-X under the Securities Act using accounting policies in accordance with U.S. GAAP. The Unaudited Pro Forma Condensed Combined Financial Information was derived from the historical consolidated financial statements of Brunswick and Power Products, and gives effect to the Acquisition and the related borrowings under the Term Loan Facilities as if each had occurred on June 30, 2018 with respect to the Unaudited Pro Forma Condensed Combined Balance Sheet, and as of January 1, 2017 (the beginning of Brunswick’s fiscal year 2017), with respect to the Unaudited Pro Forma Condensed Combined Statements of Operations. The Term Loan Facilities consist of (1) a $300.0 million 364-day tranche; (2) a $150.0 million 3-year tranche; and (3) a $350.0 million 5-year tranche.

The pro forma adjustments to the Unaudited Pro Forma Condensed Combined Financial Information eliminate transactions between Brunswick and Power Products using balances as of June 30, 2018 and conform the accounting principles of Power Products to those of Brunswick in preparing the Unaudited Pro Forma Condensed Combined Financial Information.

Brunswick has a different fiscal year end than Power Products. Power Products utilizes a fiscal year ending August 31, and Brunswick’s fiscal year ends on December 31 of each year. As the Brunswick and Power Products fiscal years differ by more than 93 days, pursuant to Rule 11-02(c)(3) of Regulation S-X, Power Products’ historical unaudited financial information was prepared for the purpose of presenting the Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2017 and six months ended June 30, 2018. The Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2017 was prepared using Brunswick’s historical audited condensed consolidated statement of operations for the year ended December 31, 2017 and Power Products’ historical unaudited condensed consolidated statement of operations for the twelve months ended February 28, 2018. The historical unaudited condensed consolidated statement of operations for Power Products for the twelve months ended February 28, 2018 was prepared by taking the audited consolidated statement of operations for the nine months ended May 31, 2018, subtracting the unaudited quarterly consolidated statement of operations for the three months ended May 31, 2018, and adding the unaudited consolidated statement of operations for the six months ended August 31, 2017 to form the twelve months ended February 28, 2018. The Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2018 was prepared using Brunswick’s historical unaudited condensed consolidated statement of operations for the six months ended June 30, 2018 and Power Products’ historical unaudited condensed consolidated statement of operations for the six months ended May 31, 2018. The historical unaudited condensed consolidated statement of operations for Power Products for the six months ended May 31, 2018 was prepared by taking the audited consolidated statement of operations for the nine months ended May 31, 2018 and subtracting the unaudited consolidated statement of operations for the three months ended November 30, 2017 to form the six months ended May 31, 2018. Given the different fiscal year ends of Brunswick and Power Products, Power Products’ historical unaudited condensed consolidated statement of operations for the three months ended February 28, 2018 has been included in both the fiscal year ended December 31, 2017 and the six months ended June 30, 2018 Unaudited Pro Forma Condensed Combined Statements of Operations. The Power Products’ unaudited condensed consolidated balance sheet information is presented as of May 31, 2018.

The Unaudited Pro Forma Condensed Combined Financial Information was prepared using the acquisition method of accounting in accordance with the business combination accounting guidance as provided in Accounting Standards Codification 805, Business Combinations, with Brunswick being the acquiring entity, and reflects estimates and assumptions deemed appropriate by Company management. In the opinion of the Company’s management, the Unaudited Pro Forma Condensed Combined Financial Information includes all material adjustments necessary to be in accordance with Article 11 of Regulation S-X under the Securities Act.

The Unaudited Pro Forma Condensed Combined Financial Information does not give effect to the potential impact of anticipated revenue and operating synergies or cost savings that may result from the Acquisition or of any integration costs. In addition, the Unaudited Pro Forma Condensed Combined Financial Information does not give effect to the Company’s proposed spin-off of its Fitness business to its shareholders, announced by the Company on March 1, 2018.

BRUNSWICK CORPORATION
Notes to The Unaudited Pro Forma Condensed Combined Financial Information

Note 2 – Discontinued Operations Reversal

As a result of Brunswick’s announcement on June 25, 2018 to end the sale process for its Sea Ray businesses, which had previously been reported in Brunswick’s 2017 Form 10-K as discontinued operations, the Unaudited Condensed Combined Statement of Operations for Brunswick’s year ended December 31, 2017 has been adjusted to report the Sea Ray businesses as continuing operations.

Note 3 – Preliminary Purchase Price Allocation

For the Unaudited Pro Forma Condensed Combined Balance Sheet, the $910.0 million purchase price has been allocated based on Power Products’ June 30, 2018 financial information and the Company’s preliminary estimate of the fair value of the assets acquired and liabilities assumed. The final purchase price allocation will be based on the fair value of the assets acquired and liabilities assumed as of the closing date of the Acquisition. The following table summarizes the allocation of the preliminary purchase price as of the date of the Acquisition (in millions):

Accounts receivable	$37.0
Inventory	60.8
Property and equipment	11.6
Other assets	7.4
Trade names	111.0
Customer relationships	430.0
Goodwill	349.6
Accounts payable	(21.7)
Accrued expenses	(21.0)
Other long-term liabilities	(0.1)
Deferred tax liabilities	(54.6)
Total consideration	$910.0

Customer relationships will be amortized on a straight line basis over 15 years.

This preliminary purchase price allocation has been used to prepare pro forma adjustments for purposes of the pro forma balance sheet and statements of operations. The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments. The final allocation may include changes in allocations to intangible assets such as trade names and customer relationships as well as goodwill and other changes to assets and liabilities, including deferred tax assets and liabilities.

BRUNSWICK CORPORATION
Notes to The Unaudited Pro Forma Condensed Combined Financial Information

Note 4 – Reclassification of Power Products’ Historical Financial Information

Certain reclassifications have been made to Power Products’ historical financial statements to conform to Brunswick’s financial statement presentation. Reclassifications reflected in the Unaudited Pro Forma Condensed Combined Balance Sheet are presented below (in millions):

	As of June 30, 2018
	Power Products Before Reclassification	Reclassifications	Power Products After Reclassification
Accrued compensation expenses	$7.2	$(7.2)	$—
Income taxes payable	2.3	(2.3)	—
Accrued interest	3.0	(3.0)	—
Warranty liability	2.5	(2.5)	—
Accrued rebates	2.4	(2.4)	—
Other current liabilities	3.6	(3.6)	—
Accrued expenses	—	21.0	21.0
Deferred tax liabilities	14.0	(14.0)	—
Other long-term liabilities	0.1	14.0	14.1

BRUNSWICK CORPORATION
Notes to The Unaudited Pro Forma Condensed Combined Financial Information

Note 5 – Pro Forma Adjustments

The pro forma adjustments included in the Unaudited Pro Forma Condensed Combined Financial Information are as follows:

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2018:

(a)
Reflects the initial cash consideration of $910.0 million paid to acquire Power Products, payments of $8.5 million for debt issuance costs and $2.2 million for prepaid insurance, and the elimination of Power Products’ cash excluded from the transaction of $25.7 million, net of proceeds of $800.0 million from the Term Loan Facilities.

(b)	Represents the elimination of transactions between Brunswick and Power Products.
(c)	Represents estimated fair value adjustment to inventory recognized as part of the application of purchase accounting.
(d)
Represents the elimination of $5.1 million of Brunswick deferred debt issuance costs relating to commitments for interim financing paid at closing, net of $2.0 million of additional prepaid insurance. See “Non-Recurring Transactions” below.

(e)	Consists of the elimination of the historical Power Products’ goodwill of $158.2 million, plus the estimated goodwill of $349.6 million, assuming the Acquisition had been consummated on June 30, 2018.
(f)
Consists of the elimination of the historical Power Products’ intangible assets of $158.1 million, plus $541.0 million for the estimated fair value of Power Products’ acquired intangible assets recognized in the application of purchase accounting.

(g)	Reflects the estimated income tax effect on the net impact of the adjustments using a statutory rate of 24.95%.
(h)
Represents the elimination of the Power Products’ debt excluded from the Acquisition consisting of $4.5 million of short-term debt and $435.7 million of long-term debt, plus $300.0 million of short-term debt, net of debt issuance costs of $1.1 million and $500.0 million of long-term debt under the Term Loan Facilities, net of debt issuance costs of $2.3 million.

(i)
Primarily represents the elimination of (1) accrued interest of $3.0 million related to the Power Products’ debt excluded from the transaction and (2) accrued Brunswick debt issuance costs of $5.1 million relating to commitments for interim financing paid at closing, plus the addition of accrued non-recurring transaction costs of $10.8 million.

(j)	Represents historical Power Products’ accounts eliminated upon the Acquisition and the net earnings impact of the pro forma adjustments.

Unaudited Pro Forma Condensed Combined Statement of Operations for the Six Months Ended June 30, 2018:

(k)	Represents the elimination of transactions between Brunswick and Power Products.
(l)
Reflects estimated amortization expense of $14.3 million associated with the fair value of acquired intangible assets less elimination of the historical Power Products’ intangible amortization expense of $9.0 million, plus costs associated with new equity and incentive compensation arrangements of $1.0 million and insurance costs of $0.4 million, as well as the elimination of non-recurring transaction costs of $2.5 million recognized by Brunswick during the period.

(m)
Reflects the elimination of historical Power Products’ interest expense of $14.4 million, plus estimated interest expense of $9.5 million and amortization of debt issuance costs of $0.3 million related to the three-year ($150.0 million) and five-year ($350.0 million) tranches under the Term Loan Facilities, assuming a blended interest rate of 3.8%. A variance in the interest rates of any tranche of the Term Loan Facilities of 0.125% would impact interest expense by $0.3 million for the six-month period presented. Interest expense relating to the $300.0 million 364-day tranche of the Term Loan Facilities is not included in the Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2018 because the Unaudited Pro Forma Condensed Combined Financial Information assumes that the loan under the 364-day tranche was incurred on January 1, 2017 and matured on December 30, 2017.

(n)	Reflects estimated income tax effect on the net impact of the pro forma adjustments using a statutory rate of 24.95%.

BRUNSWICK CORPORATION
Notes to The Unaudited Pro Forma Condensed Combined Financial Information

Unaudited Pro Forma Condensed Combined Statement of Operations for the Twelve Months Ended December 31, 2017:

(o)	Represents the elimination of transactions between Brunswick and Power Products.
(p)
Reflects estimated amortization expense of $28.7 million associated with the fair value of acquired intangible assets less elimination of the historical Power Products’ intangible amortization expense of $18.0 million, plus costs associated with new equity and incentive compensation arrangements of $1.3 million and insurance costs of $0.7 million.

(q)
Reflects the elimination of historical Power Products’ interest expense of $27.2 million, plus estimated interest expense of $29.2 million and amortization of debt issuance costs of $1.6 million related to the 364-day ($300.0 million), three-year ($150.0 million) and five-year ($350.0 million) tranches under the Term Loan Facilities, assuming a blended interest rate of 3.6%. A variance in the interest rates of any tranche of the Term Loan Facilities of 0.125% would impact interest expense by $1.0 million for the twelve-month period presented.

(r)	Reflects estimated income tax effect on the net impact of the adjustments noted above using a statutory rate of 38.25%.

Non-Recurring Transactions:

No adjustments have been made to the Unaudited Pro Forma Condensed Combined Statements of Operations for the following amounts as they are not expected to have a continuing impact on the Company’s financial statements subsequent to the Acquisition:

•
Debt issuance costs of $5.1 million relating to commitments for interim financing obtained in connection with the Acquisition. The interim financing was not funded but was replaced by the Term Loan Facilities;

•	Transaction costs of $13.3 million for the Acquisition; and

•	Expense related to estimated fair value adjustment of inventory recognized as part of purchase accounting of $9.2 million.